JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

(each a “Portfolio,” and together, the “Portfolios”)

Supplement dated December 19, 2022

to the current Prospectuses, Summary Prospectuses, and Statement of Additional Information

On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust (“JPMIT”) approved a proposal to reorganize each Portfolio (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Products (“LVIP”) that are substantially similar to the Acquired Funds (the “Reorganizations”). The list of Acquired Funds and corresponding Acquiring Funds are shown in the table below:

JPMIT - Acquired Funds	LVIP - Acquiring Funds

JPMorgan Insurance Trust Core Bond Portfolio	LVIP JPMorgan Core Bond Fund

JPMorgan Insurance Trust Mid Cap Value Portfolio	LVIP JPMorgan Mid Cap Value Fund

JPMorgan Insurance Trust Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund

JPMorgan Insurance Trust U.S. Equity Portfolio	LVIP JPMorgan U.S. Equity Fund

The Acquiring Funds’ investment adviser will be Lincoln Investment Advisors Corporation, and it is anticipated that J.P. Morgan Investment Management Inc. (“JPMIM”) will be retained as the sub-adviser to each Acquiring Fund upon consummation of each Reorganization. As a result of the Reorganizations, each Acquired Fund’s shareholders would receive, in exchange for their shares in the Acquired Fund, an equal value of shares of the corresponding Acquiring Fund.

Each Reorganization is subject to the approval of each Acquired Fund’s shareholders at a special shareholder meeting to be held on or about March 15, 2023. If shareholder approval of each Reorganization is obtained, the Reorganizations are expected to take place on or about the close of business on May 1, 2023. All costs related to each Reorganization will be borne by Lincoln Investment Advisors Corporation and JPMIM and not by the Portfolios.

No shareholder action is necessary at this time. More detailed information about each Reorganization will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPMIT-1222